Exhibit 99.2

2/13/2009 1

Otter Tail Ag enterprises, LLC Annual General Meeting The Bigwood Center Fergus Falls February 12, 2009 2/13/2009

FORWARD-LOOKING STATEMENTS Before proceeding further, I would like to caution you that certain statements that may be made at this meeting relating to the Company’s financial performance or that indicate our intentions, beliefs or expectations of future performance are forward-looking statements, and the Company’s actual results could differ materially from those projected. We encourage you to review the cautionary statements contained in our periodic filings with the Securities and Exchange Commission. 2/13/2009

Annual General Meeting Agenda Call to order - Welcome Declaration of quorum & meeting lawfully convened Secretary’s report Governor Election Other Adjournment 2/13/2009

2/13/2009 5

Informational Meeting Agenda 2008 CEO Report - Anthony Hicks Industry Update - Jerry Larson Next Steps Otter Tail’s Needs - Anthony Strategic Options - Kent Voluntary Capital Call Q&A and Discussion 2/13/2009

Otter Tail Ag enterprises, LLC Informational Meeting CEO Report Anthony J. Hicks Chief Executive Officer 2/12/2009

FORWARD-LOOKING STATEMENTS Except for historical information, all other information provided in this presentation consists of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are subject to risks and uncertainties which could cause actual results to differ materially from those projected, anticipated, or implied. The most significant of these risks and uncertainties are discussed or identified in Otter Tail Ag Enterprises' public filings made with the Securities and Exchange Commission. Otter Tail Ag Enterprises undertakes no obligation to publicly update or revise any forward-looking statements. 2/12/2009

CEO Report Agenda Recap of Progress to Date 2008 Operations Report 2/12/2009

Vision and Mission Statement Our VISION is to add value to our region’s economy. Our MISSION is: To produce renewable fuels at a maximum return on investment To grow member equity value. To be accountable to the environment and our members. To be socially responsible to our community and our employees. To be innovative and adaptive to new technology. 2/12/2009

Local Support Community residents City of Fergus Falls Fergus Falls Township Otter Tail County Banking industry Public Finance industry Utility companies Numerous commercial companies 2/12/2009

Otter Tail Facts - 2008 Employees 33 (FTE) $1.9 million annual payroll (including benefits) Daily Consumption Approximately 100 trucks delivery 55,000 bushels of corn and supplies and collecting finished product 4,650 dekatherms natural gas Weekly Production Shipments 1.1 million gallons of ethanol 1800 - 2000 tons DDGS 1500 tons of WDGS Improved price basis of local corn 2/12/2009

Where our products go... Ethanol Markets Local Chicago West coast WDGS Local DDGS Markets Local Canada West coast 2/12/2009

Recent Milestones - 2008 January – employed staff February – completed Delta-T course March – started up on time, on budget April – sold first ethanol May – passed performance test June – completed construction June – converted loans to term December – achieved “name plate” production for entire month 2/12/2009

The five dimensions of ethanol profitability Cost of corn Cost of natural gas Price of ethanol Price of DGS Fixed costs 2/12/2009

Ethanol & Corn Unit Values 2/12/2009 Made in Minnesota, USA

Statement of Operations - Production Summary 2008 2007 2008 2007 Ethanol (gallons) 25,553,317 0 13,388,262 0 DDGS (tons) 63,760 0 31,849 0 WDGS (tons) 31,554 0 19,857 0 Corn (bushels) 9,404,152 0 4,998,703 0 Natural gas (dekatherms) 826,167 0 421,936 0 Electric (KwH) 22,036,800 0 10,872,000 0 Yield 2.72 0 2.68 0 Natural gas per gallon 30,884 0 31,515 0 Electric per gallon 0.87 0 0.81 0 Statements of Operations Data: Years Ended Three Months Ended September 30, December 31, 2/12/2009 Made in Minnesota, USA

Average gallons of Ethanol per day 2/12/2009 Made in Minnesota, USA

Annualized Ethanol production 2/12/2009 Made in Minnesota, USA

Production Yield (corn:ethanol) 2/12/2009 Made in Minnesota, USA

Natural Gas per gallon ethanol 2/12/2009 Made in Minnesota, USA

Statement of Operations - Financial Summary 2008 2007 2008* 2007 Revenues 70,099,287 $ - $ 25,531,288 $ Cost of sales 68,503,693 $ - $ 25,811,166 $ Lower of cost or market adjustment 4,632,000 $ - $ 441,542 $ Operating Expenses 1,615,941 $ 1,274,153 $ 549,180 $ 444,397 $ Operating Loss (4,652,347) $ (1,274,153) $ (1,270,600) $ (444,397) $ Other income, net (4,001,728) $ 1,813,462 $ (1,080,425) $ (1,249,634) $ Net income/loss (8,654,075) $ 539,309 $ (2,351,025) $ (1,694,031) $ Net Income (Loss) Per Unit (0.36) $ 0.02 $ (0.10) $ (0.07) $ * Unaudited Statements of Operations Data: Years Ended September 30, Three Months Ended December 31, 2/12/2009 Made in Minnesota, USA

Financial loss - detail Statement of Operations - Financial Summary Mark to Market Risk Management / Derivatives Operating Loss Net income/loss (8,654,075) $ Years Ended Three Months Ended September 30, December 31, * Unaudited 2009* (441,542) $ 2008 (234,389) $ (1,675,094) $ (2,351,025) $ (3,600,000) $ (2,610,914) $ (2,443,161) $ 2/12/2009 Made in Minnesota, USA

Risk management Management actions Initial corn purchased Fall 07 Rising markets in spring/summer 08 Corn purchased on forward contracts locking in price per bushel Markets fell dramatically Reviewed policy Current purchase locking in basis only Maintain relationship between corn:ethanol 2/12/2009 Made in Minnesota, USA

Summary Financial challenges Operations - plant’s running well Progress - much accomplished Mission results Vision Adds value to corn, which adds value to local community 2/12/2009 Made in Minnesota, USA